UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

GOODMAN NETWORKS INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Network Blvd, Suite 300 Frisco, Texas		75034
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 406-9692

6400 International Parkway, Suite 1000

Plano, Texas 75093

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 28, 2016, Goodman Networks Incorporated (the “Company”) issued its earnings release covering operating results for the year ended December 31, 2015. The earnings release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The Company will be hosting a conference call at 8:00 a.m. CDT on March 29, 2016 to discuss its financial results and other matters. Dial-in information for the conference call is as follows:

Call-in number: (855) 548-8663 or (412) 455-6154

Participant passcode: 75214508

Please plan on accessing the conference call 5 minutes prior to the scheduled start time. A replay of the call will be available within two hours of completion of the call and accessible for seven days. To listen to a replay of the call, please dial (855) 859-2056 or (404) 537-3406 and use passcode 75214508 prior to 10:59 PM CT on Tuesday, April 5, 2016.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 99.1	Earnings Release (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

Date: March 28, 2016	By:	/s/ Joy L. Brawner
	Name:	Joy L. Brawner
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Earnings Release (furnished pursuant to Item 2.02).